Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Independent Auditors' Report                                   8
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             11
         Statement of Assets and Liabilities                           12
         Statement of Operations                                       13
         Statements of Changes in Net Assets                           14
         Notes to Financial Statements                                 15





Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Gold Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 Index(2)                  Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.






Message from the  President


A year ago my message to you sent a cautionary note about a market that had risen very high for a long time:

"It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96."

Of course, 1997's stock market did not perform poorly, and we are still pondering when a correction might come. This situation is tailor-made for a discussion of risk.

There has long been a difference between what most investors perceive as risk and what academics mean by risk. To the individual investor risk means losing money. To the student risk means variability of returns, both up and down. The difference can be quite important.

To a person who perceives risk as only the possibility of loss, timing becomes a rather attractive proposition. You know with certainty when the market has provided an exceptional return for a given period. If your chief goal is to avoid a loss, then a movement to safety following such a period could make sense. But look at the experience of 1995, 1996 and 1997. Even 1998 is testimony to the frailty of forecasting and also to an academic definition of risk.



[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]


If market risk means variability of return, and if that risk is describable in scope but not in direction or timing of movement, then timing becomes dangerous. That is because the variability of returns may help you as well as hurt you. To put this plainly, a person who got out of the market in 1995 or 1996 is still looking for a chance to come back in.

The Asset Strategy funds of the Investment Trust show a good way to confront this real risk. They offer various asset allocations which are attuned to different risk tolerances. And we keep those allocations for you. You will be exposed to risk in a way that, hopefully, is tolerable and that exposure will be there if the risk takes you down, or up.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.





Investment Review

USAA GOLD FUND

OBJECTIVE: Long-term capital appreciation for the purpose of protecting the purchasing power of capital from inflation. Current income is a secondary objective.

TYPES OF INVESTMENTS: At least 80% of the Fund's assets are invested in gold stocks. The remainder may be invested in common stocks of companies engaged in other precious metal and mineral mining.

================================================================================
                                            5/31/98                5/31/97
  Net Assets                             $93.2 Million          $121.2 Million
  Net Asset Value Per Share                  $5.87                  $8.09
================================================================================
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/98
================================================================================
           1 Year                   5 Years                  10 Years
           -27.44%                  -8.34%                    -3.62%
================================================================================

Total  return   equals   income  yield  plus  share  price  change  and  assumes
reinvestment of all dividends and capital gain  distributions.  No  adjustment
has been made for taxes payable by shareholders   on  their   reinvested  income
dividends   and  capital   gain distributions.  The performance  data quoted
represent    past performance and are    not  an  indication of future results.
Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



---------------------------------
CUMULATIVE PERFORMANCE COMPARISON
---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Gold Fund, S&P 500 Index, London Gold Bullion Index, and the Philadelphia Gold & Silver Index for the period of 5/31/88 to 05/31/98. The data points from the graph are as follows:

              USAA Gold             S&P 500           Gold
                Fund                 Index           Bullion       Philadelphia
          -----------------     ----------------   ------------    ------------

5/31/88         10,000               10,000           10,000          10,000
06/88           10,166               10,459            9,584          10,082
12/88            9,235               10,817            9,004           8,497
06/89            9,089               12,605            8,189           9,027
12/89           10,899               14,239            8,804          11,712
06/90            8,443               14,677            7,732           9,907
12/90            8,010               13,796            8,479           9,477
06/91            7,883               15,759            8,087           8,805
12/91            7,654               17,990            7,753           7,890
06/92            7,433               17,870            7,539           7,668
12/92            7,046               19,359            7,308           6,963
06/93           10,816               20,301            8,308          11,371
12/93           11,156               21,306            8,600          12,882
06/94            9,922               20,585            8,524          11,255
12/94           10,110               21,586            8,414          10,677
06/95           10,605               25,943            8,509          11,737
12/95           10,519               29,688            8,496          11,760
06/96           11,379               32,683            8,386          12,086
12/96           10,519               36,500            8,106          11,401
06/97            8,847               44,018            7,345           9,336
12/97            6,502               48,673            6,371           7,245
05/98            6,915               55,064            6,446           7,296

Data from 5/31/88 through 5/31/98


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Gold Fund; the S&P 500 Index, which is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks (it is not possible to invest directly in the S&P 500 Index); the Philadelphia Gold & Silver Index, representing nine holdings in the gold & silver sector, typically referred to as the XAU; and London Gold, a traditional Gold Bullion index that is readily available.





Message from the Manager

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, MARK W. JOHNSON, CFA, APPEARS HERE.]

THE GOLD MARKET
Gold prices began the fiscal year at $345.60 but declined relentlessly through the year, finally hitting bottom at $278.90 on January 12, 1998. Major factors behind this decline were the Asian currency crisis [Decimated demand and led to distress selling], large scale selling by European central banks in advance of the European Monetary Union [Net central bank sales in calendar 1997 rose 48% to 406 metric tonnes according to Gold Field Mineral Services], more normal levels of producer hedging compared to a dearth of hedging activity in 1996 [513 tonnes versus 131 tonnes], increased net sales by private investors [261 tonnes versus 106 tonnes], and a 4.5% increase in global mine production to 2464 metric tonnes. These factors overwhelmed strong consumer demand outside of Asia. It was a market that drowned in its own liquidity.

Gold rallied after the January 12 low to $313.15 on April 24 because of comments made by European bankers that implied future European central bank sales would be at greatly reduced levels compared to 1997. However, the subsequent failure of the European authorities to commit to a specific level of gold reserves coupled with the recent worsening of the Asian currency crisis, the testing of nuclear weapons by India (the probable imposition of economic sanctions on this major gold consumer implies reduced demand), and continued movement by Switzerland to change its laws in a way that would allow it to sell about half of its gold reserves caused gold to reverse course once again. Gold ended the May 31, 1998, fiscal year at $293.60, a decline of 15.05% from May 31, 1997, and a decline of 24.82% from the May 31, 1996, price of $390.55.



FUND PERFORMANCE AND STRATEGY
Total return for the Gold Fund was -27.44% for fiscal 1998. Prices of gold mining common stocks suffered a more dramatic fall than the gold price itself because of the high degree of operating leverage at the mining companies. This leverage cuts both ways. Although the absolute performance of the Fund has been disappointing, it should be noted that according to Lipper Analytical Services
(1) the USAA Gold Fund ranked in the top 15% or 4th out of 39 funds for cumulative total return in the Gold Oriented category for the 1-year period ending May 31, 1998.(2)

Top performing stocks for the year were Stillwater Mining (+4.3%) and Euro-Nevada Mining (+8.2%). Stillwater, the only U.S. producer of platinum and palladium, benefited from dramatically higher prices related to Russia's inability to ship palladium. Euro-Nevada reported a 58% increase in the mineable reserve at the high grade Ken Snyder mine, which is under construction. Once operational it may produce gold at a cash cost of less than $100 per ounce net of silver by-product credits. The worst performers included Dayton Mining (-72.9%) and Golden Knight Resources (-61.4%). The former was hurt by management turmoil and the latter by financing difficulties.

Our strategy is to emphasize low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis. We endeavor to improve the Fund's quality and growth prospects by redeploying assets from stocks that no longer meet the above criteria to ones that do. In that regard, five positions(3) were sold in the course of the fiscal year with three new positions established. These include Lihir Gold, which operates a new long-life mine in Papua New Guinea. This mine has a sub $200 per ounce cash cost of production and good potential to increase production over the next several years. Gencor is a major South African producer of gold and platinum that is engaged in a restructuring designed to drive down costs and maximize the value of its historically poorly managed assets. Aber Resources is developing a mine in Canada that has the potential to be a major low cost diamond producer. Non-gold precious metals and minerals companies such as Aber now constitute 11.3% of the Fund's assets versus 6.6% a year ago.

(1) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds. Fund rankings awarded by Lipper are based on cumulative total returns. The Fund's ranking for the 5-, and 10-year peiods ended May 31, 1998, were 14/25 and 13/19, respectively.
(2) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.
(3) Newcrest Mining, Pioneer Group, Resolute, Southvaal Holdings, and Viceroy Resource.



          TOP 10 EQUITY HOLDINGS
            (% OF NET ASSETS)
---------------------------------------
Barrick Gold                        7.2
Stillwater Mining                   6.5
Euro-Nevada Mining                  5.1
Compania De Minas Buenaventura      5.1
Freeport-McMoRan Copper & Gold "A"  5.0
Ashanti Goldfields GDS              4.7
Franco-Nevada Mining                4.7
Lihir Gold                          4.5
Gold Fields of South Africa ADR     4.4
Agnico Eagle Mines                  4.4




Foreign investing is subject to additional risks which are discussed in the Fund's prospectus. Gold mining stocks involve additional risk because of gold's price volatility.


See page 9 for a complete listing of the Portfolio of Investments in Securities.





Independent Auditors' Report

The Shareholders and Board of Trustees

USAA GOLD FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Gold Fund, a series of USAA Investment Trust, as of May 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Gold Fund as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP

San Antonio, Texas
July 2, 1998




USAA GOLD FUND
PORTFOLIO OF INVESTMENTS

May 31, 1998


                                                                        Market
     Number                                                              Value
    of Shares                   Security                                 (000)
--------------------------------------------------------------------------------
                              COMMON STOCKS (95.6%)
               African Gold Companies (11.7%)
     475,000   Ashanti Goldfields Co. Ltd. GDR                          $  4,394
   1,250,000   Gencor Ltd.                                                 2,451
     275,000   Gold Fields of South Africa Ltd. ADR                        4,073
--------------------------------------------------------------------------------
                                                                          10,918
--------------------------------------------------------------------------------
               Australian Gold Companies (11.0%)
   2,500,000   Acacia Resources Ltd.                                       3,116
   3,250,000   Lihir Gold Ltd. *                                           4,172
   1,250,000   Ranger Minerals NL *                                        2,975
--------------------------------------------------------------------------------
                                                                          10,263
--------------------------------------------------------------------------------
               North American Gold Companies (56.5%)
     625,000   Agnico-Eagle Mines Ltd.                                     4,063
     350,000   Barrick Gold Corp.                                          6,738
     625,000   Dayton Mining Corp. *                                         742
     300,000   Euro Nevada Mining Corp. Ltd.                               4,788
     200,000   Franco Nevada Mining Corp. Ltd.                             4,379
     300,000   Freeport-McMoRan Copper & Gold, Inc. "A"                    4,650
     200,000   Getchell Gold Corp. *                                       3,800
     700,000   Goldcorp, Inc. "A" *                                        3,628
     535,600   Golden Knight Resources, Inc. *                               478
     200,000   Greenstone Resources Ltd. *                                   899
     225,000   Homestake Mining Co.                                        2,400
     100,000   Newmont Gold Co.                                            2,606
     125,000   Newmont Mining Corp.                                        3,117
     300,000   Placer Dome, Inc.                                           3,731
     500,000   Rio Narcea Gold Mines Ltd. *                                1,338
     300,000   SAMAX Gold, Inc. *                                          1,287
   1,000,000   TVX Gold, Inc. *                                            3,250
     800,000   Vengold, Inc. *                                               785
--------------------------------------------------------------------------------
                                                                          52,679
--------------------------------------------------------------------------------
               North American Precious Metals and Minerals Companies (11.3%)
     200,000   Aber Resources Ltd. *                                       2,027
     150,000   Dia Met Minerals Ltd. "A" *                                 2,445
     250,000   Stillwater Mining Co. *                                     6,062
--------------------------------------------------------------------------------
                                                                          10,534
--------------------------------------------------------------------------------
               South American Gold Companies (5.1%)
     300,000   Compania de Minas Buenaventura ADR                          4,706
--------------------------------------------------------------------------------
               Total common stocks (cost: $119,273)                       89,100
--------------------------------------------------------------------------------

    Principal
     Amount
      (000)
--------------------------------------------------------------------------------
                     U.S. GOVERNMENT & AGENCY ISSUES (4.6%)
               Discount Note
     $ 4,331   Federal Home Loan Bank, 5.38%, 6/01/98 (cost: $4,330)      4,330
-------------------------------------------------------------------------------
               Total investments (cost: $123,603)                       $93,430
===============================================================================

-----------------------
* Non-income producing.





USAA GOLD FUND
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1998

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a non-U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.



See accompanying notes to financial statements.





USAA GOLD FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
May 31, 1998

ASSETS
   Investments in securities, at market value (identified cost
     of $123,603)                                                     $ 93,430
   Cash                                                                      8
   Cash denominated in foreign currencies (identified cost of $112)        108
   Receivables:
      Capital shares sold                                                  150
      Dividends and interest                                                59
      Securities sold                                                      236
   Unrealized appreciation on foreign currency contracts held,
      at value                                                               2
                                                                      --------
         Total assets                                                   93,993
                                                                      --------


LIABILITIES
   Securities purchased                                                    556
   Unrealized depreciation on foreign currency contracts held,
     at value                                                                2
   Capital  shares  redeemed                                                47
   USAA  Investment Management  Company                                     63
   USAA Transfer  Agency Company                                            12
   Accounts  payable and accrued expenses                                   87
                                                                      --------
         Total liabilities                                                 767
                                                                      --------
            Net assets applicable to capital shares outstanding       $ 93,226
                                                                      ========


REPRESENTED BY:
   Paid-in capital                                                    $162,140
   Accumulated net investment loss                                          (4)
   Accumulated net realized loss on investments                        (38,733)
   Net unrealized depreciation of investments                          (30,173)
   Net unrealized depreciation on foreign currency translations             (4)
                                                                      --------
            Net assets applicable to capital shares outstanding       $ 93,226
                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                      15,871
                                                                      ========
   Net asset value, redemption price, and offering price per share    $   5.87
                                                                      ========


See accompanying notes to financial statements.





USAA GOLD FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Year ended May 31, 1998

Net investment income:
   Income (net of foreign taxes withheld of $40):
      Dividends                                                       $    847
      Interest                                                             184
                                                                      --------
         Total income                                                    1,031
                                                                      --------
   Expenses:
      Management fees                                                      744
      Transfer agent's fees                                                479
      Custodian's fees                                                      69
      Postage                                                               35
      Shareholder reporting fees                                            10
      Trustees' fees                                                         4
      Registration fees                                                     68
      Professional fees                                                     31
      Other                                                                  9
                                                                      --------
         Total expenses                                                  1,449
                                                                      --------
            Net investment loss                                           (418)
                                                                      --------

Net realized and unrealized loss on investments and foreign currency:
   Net realized loss on:
      Investments                                                       (4,994)
      Foreign currency transactions                                         (3)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                      (27,241)
      Foreign currency translations                                         (4)
                                                                      --------
            Net realized and unrealized loss                           (32,242)
                                                                      --------
Decrease in net assets resulting from operations                      $(32,660)
                                                                      ========


See accompanying notes to financial statements.






USAA GOLD FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended May 31,



                                                             1998        1997
                                                         ---------------------


From operations:
   Net investment loss                                   $    (418)  $   (150)
   Net realized loss on investments                         (4,994)    (8,394)
   Net realized loss on foreign currency transactions           (3)        (5)
   Change in net unrealized appreciation/depreciation of:
      Investments                                          (27,241)   (35,962)
      Foreign currency translations                             (4)      -
                                                         --------------------
      Decrease in net assets resulting from operations     (32,660)   (44,511)
                                                         --------------------
From capital share transactions:
   Proceeds from shares sold                                91,011     95,026
   Cost of shares redeemed                                 (86,294)   (96,413)
                                                         --------------------
      Increase (decrease) in net assets from capital share
         transactions                                        4,717     (1,387)
                                                         --------------------
Net decrease in net assets                                 (27,943)   (45,898)
Net assets:
   Beginning of period                                     121,169    167,067
                                                         --------------------
   End of period                                         $  93,226   $121,169
                                                         ====================
Undistributed net investment income (loss) included in
   net assets:
   Beginning of period                                   $     256   $     (5)
                                                         ====================
   End of period                                         $      (4)  $    256
                                                         ====================
Change in shares outstanding:
   Shares sold                                              14,007     10,594
   Shares redeemed                                         (13,118)   (10,630)
                                                         --------------------
      Increase (decrease) in shares outstanding                889        (36)
                                                         ====================


See accompanying notes to financial statements.





USAA GOLD FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Gold Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing at least 80% of the Fund's assets in common stocks, preferred stocks or securities which are convertible into or which carry the right to buy common stocks of companies principally engaged in gold exploration, mining, or processing. The Fund concentrates its investments in securities of companies principally engaged in gold exploration, mining, or processing and therefore may be exposed to more risk than portfolios with a broader industry diversification.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities at May 31, 1998 to decrease paid-in capital by $41.7 million, to increase accumulated net realized loss on investments by $41.6 million, and to increase accumulated net investment loss by $.1 million.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses
arise from changes in the value of assets and liabilities   other  than
investments in securities  resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.



(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the year ended May 31, 1998, the Fund had no borrowings under either of these agreements.



(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 1998 the Fund had capital loss carryovers for federal income tax purposes of approximately $34.0 million which will expire in 1999 - 2007. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire. Capital loss carryovers of $41.3 million expired on May 31, 1998 and have been charged against paid-in capital on the accompanying statement of assets and liabilities.



(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended May 31, 1998 were $21.4 million and $19.1 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1998 was $4.1 million and $34.3 million, respectively.



(5) FOREIGN CURRENCY CONTRACTS
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 1998, the terms of open foreign currency contracts were as follows (in thousands):


------------------------------------------------------------------------------------------
                              U.S. Dollar                     U.S. Dollar      Unrealized
Exchange    Currency to be    Value as of   Currency to be    Value as of     Appreciation
 Date         Delivered         5/31/98       Received         5/31/98       (Depreciation)
------------------------------------------------------------------------------------------

6/01/98          5               $   3            3              $    3         $  -
            Canadian Dollar                 U.S. Dollar
6/03/98         373                234           232                232           (2)
            Austrian Dollar                 U.S. Dollar
6/03/98         200                200           322                201            1
             U.S. Dollar                    Austrian Dollar
6/04/98         101                101           162                102            1
             U.S. Dollar                    Austrian Dollar
------------------------------------------------------------------------------------------
                                 $ 538                           $  538         $  -
==========================================================================================




(6) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.



(7) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.



(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     Eight-month
                                                                    Period Ended
                                      Year Ended May 31,               May 31,
--------------------------------------------------------------------------------
                             1998      1997        1996       1995      1994
--------------------------------------------------------------------------------
Net asset value at
   beginning of period     $  8.09    $  11.12   $   9.00  $    8.83  $  7.95
Net investment income (loss)  (.03)(b)    (.01)(b)   (.02)       .01      .01
Net realized and
   unrealized gain (loss)    (2.19)      (3.02)      2.15        .17      .88
Distributions from net
   investment income          -           -          (.01)      (.01)    (.01)
------------------------------------------------------------------------------
Net asset value at
   end of period           $  5.87    $   8.09   $  11.12  $    9.00  $  8.83
==============================================================================
Total return (%) *          (27.44)     (27.25)     23.66       2.05    11.19
Net assets at end of
   period (000)            $93,226    $121,169   $167,067  $ 160,223 $176,527
Ratio of expenses to
   average net assets (%)     1.46        1.31       1.33       1.28     1.26(a)
Ratio of net investment
   income (loss) to average
   net assets (%)             (.42)       (.11)      (.14)       .10      .15(a)
Portfolio turnover (%)       19.62       26.40      16.48      34.76    34.75
Average commission rate
   paid per share +        $ .0124    $  .0195   $  .0292

 * Assumes reinvestment of all dividend income and capital gain distributions during the period.
 + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)Calculated using weighted average shares.






Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio)456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine (Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777